Vanguard Market Liquidity Fund
Supplement Dated April 29, 2024, to the Prospectus Dated December 22, 2023
Important Changes to the Fund

In accordance with approval granted by the Fund’s board of trustees in March 2024 and the unanimous consent of the shareholders of the Fund in April 2024, the Fund has removed its fundamental policy to concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries within the financial services sector.
Prospectus Text Changes
Under the heading “Principal Investment Strategies,” in the Fund Summary section, the following sentence is hereby deleted:
The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry.
Under the heading “Principal Risks,” in the Fund Summary section, the Industry concentration risk is hereby deleted.
Under the heading “Market Exposure,” in the More on the Fund section, the following sentence is hereby deleted:
The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry.
Under the heading “Security Selection,” in the More on the Fund section, the following sections are hereby deleted:

The Fund is subject to industry concentration risk, which is the chance that the Fund’s performance will be significantly affected, for better or for worse, by developments in the financial services industry.
More than 25% of the Fund’s assets are invested in securities issued by companies in the financial services industry, such as U.S. and foreign banks, insurance companies, real estate-related companies (i.e., companies having at least 50% of their assets, revenues, or net income related to, or derived from, the real estate industry), securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry.

These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Because of this concentration, changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Fund. These conditions include changes in interest rates and defaults in payments by borrowers.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 1142B 042024

Vanguard CMT Funds

Supplement Dated April 29, 2024, to the Statement of Additional Information Dated December 22, 2023
Important changes to Vanguard Market Liquidity Fund
In accordance with approval granted by the Fund’s board of trustees in March 2024 and the unanimous consent of the shareholders of the Fund in April 2024, the Fund has removed its fundamental policy to concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries within the financial services sector.
Statement of Additional Information Text Changes
In the Fundamental Policies section, the following sentence under the heading “Industry Concentration” is hereby deleted:
Vanguard Market Liquidity Fund will concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries within the financial services sector.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 1142A 042024